Exhibit 99.2

Third Party Review Firm:	Meridian Asset Services, Inc. (“Meridian”)
Review Dates:	February, 2013 – August, 2017

Title & Lien Reviews

I.	Acquisition Diligence Review:

Meridian was engaged to perform diligence on multiple pools of mortgage loans purchased from various sellers through acquisitions that took place between February 2013 and August 2017. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as then current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party, except in rare instances where the report was provided directly from the engaging party’s trade counterparty, which trade counterparty received the property reports from a title abstracting service engaged by them. Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided the engaging party a detailed report of all relevant findings. The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation.

b.	Any properties which were no longer owned by the subject mortgage borrower were flagged for further analysis to identify potential concerns about current ownership.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage.

b.	Any other liens recorded prior to the subject mortgage

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens (“Property Tax Liens”)

iii.	Federal/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of and HOA super lien states) (“HOA Liens”)

All liens were reviewed to confirm whether they represent a valid lien attached to the subject property. Any prior liens were reviewed to confirm whether an existing satisfaction or subordination agreement is already of record.

Meridian Asset Services, Inc. - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

II.	Portfolio Curative and Title Repair Process:

Upon completion of the diligence process, some title and lien issues were assigned to Meridian for further review and curative action. For each title and lien issue type identified and which was raised to Meridian for curative, a defined repair process was instituted. The curative remedies included but were not limited to the following:

A.	Deed Vesting Issues: Review deed vesting issues and, when they are material to the enforceability of the subject mortgage, confirm that there are no title policy exceptions which would preclude title policy coverage for the vesting concerns.

B.	HOA Liens: Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage, confirm whether the state’s super priority provision is applicable in each instance within state regulations, in cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

C.	Municipal Liens & Property Tax Liens: Contact the municipality to satisfy any lien determined to have either limited or full lien priority over the subject mortgage and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

D.	Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, contact the last lienholder of record to obtain and record a satisfaction of the lien in question and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

E.	Prior Mortgages: In cases where the subject mortgage was originated with the intent of securing first lien priority, determine whether any mortgages recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, contact the last lienholder of record to obtain and record a satisfaction of the mortgage in question and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

Meridian Asset Services, Inc. - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm:	Meridian Asset Services, Inc.
Review Date:	August, 2017

Limited Refreshed Lien Review

III.	Limited Refreshed Lien Review:

Meridian was engaged to perform additional limited diligence on those 2,225 mortgage loans where the Acquisition Diligence Review was completed prior to June 2017. This review was performed at Meridian’s office in St. Petersburg, Florida in the month of August 2017. An involuntary lien search was performed by a title abstracting service selected by the engaging party. This lien search product consisted of an excel file listing involuntary liens recorded after the origination of the subject mortgage. In cases where backup documentation was determined by Meridian to be needed in order to finalize its review, it was made available upon request. The review completed by Meridian consisted of an analysis of this excel file to identify any lien issues of concern. Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided the engaging party a detailed report of all relevant findings. The scope of the diligence included the following:

A.	Involuntary Super Lien Review: Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

a.	Municipal liens (“Municipal Liens”)

b.	Property tax liens (“Property Tax Liens”)

c.	Federal/IRS Tax liens (“Federal Tax Liens”)

d.	HOA liens (including the identification of and HOA super lien states) (“HOA Liens”)

B.	Prior Lien Review: In the event of a item listed in the lien search file which predated the subject mortgage recording date, the item was reviewed to confirm if it consisted of valid prior lien.

Meridian Asset Services, Inc. - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

IV.	Consolidated Diligence Reconciliation:

Upon completion of all above items, Meridian reconciled the results from the Acquisition Diligence and the Limited Refreshed Lien Review to produce the consolidated securitization reporting. During this reconciliation, any exceptions from the Acquisition Diligence which were not found to still be present by the third party title abstracting service for the Limited Refreshed Lien Review were excluded from the final reporting as the more recent results supersede the results of the older Acquisition Diligence. Notwithstanding the above, any new liens not found during the Acquisition Diligence but were provided to Meridian through the course of the Limited Refreshed Lien Review were included in the final reporting.

Meridian Asset Services, Inc. - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

This letter confirms that as of September 18, 2017, with respect to Meridian’s Consolidated Diligence Reconciliation for the population of 3,597 mortgage loans eligible for inclusion in the CIM Trust 2017-7, the findings referenced below and exceptions detailed on the attached schedule, are as follows:

A.	Except with respect to 19 mortgage loans, there are no potential issues surrounding title deed vesting concerns. With respect to the 19 mortgage loans with potential issues, each is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

B.	Except with respect to 51 mortgage loans, all Super Position HOA Liens recorded after the subject mortgage which are legally entitled to limited or full lien priority over the subject mortgage per state law have been satisfied.

C.	Except with respect to 93 mortgage loans, all Municipal Liens and Property Tax Liens that had limited or full lien priority over the subject mortgage have been satisfied or have been verified as paid and are pending documentation of lien satisfaction.

D.	Except with respect to 6 liens or judgments recorded prior to the subject mortgage, all prior liens and judgments identified by the title abstracting service provider have been resolved.

E.	All mortgages identified by the title abstracting service provider in the title search to be senior to the subject mortgage have been resolved.

/s/ Karen Riffe
Karen Riffe
President & CEO
Meridian Asset Services, Inc.

Meridian Asset Services, Inc. - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650